NATIONWIDE VARIABLE INSURANCE TRUST
BlackRock NVIT Managed Global Allocation Fund

Supplement dated April 3, 2020
to the Prospectus dated April 30, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1.	Under the “Risks of Investing in the Fund” section on page 13 of the Prospectus, Market and selection risks is deleted in its entirety and replaced with the following:

Market risk – Market risk is the risk that one or more markets in which the Fund or Underlying Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.  In particular, market risk, including political, regulatory, market, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s investments.  In addition, turbulence in financial markets and reduced liquidity in the markets may negatively affect many issuers, which could adversely affect the Fund. These risks may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) adversely interrupt the global economy; in these and other circumstances, such events or developments might affect companies world-wide and therefore can affect the value of the Fund’s investments.

2.	The following information is added under the “Risks of Investing in the Fund” section on page 13 of the Prospectus:

Selection risk – Selection risk is the risk that the securities or other instruments selected by the Fund's or Underlying Fund’s investment adviser or subadviser will underperform the markets, the relevant indexes or the securities or other instruments selected by other funds with similar investment objectives and investment strategies.

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